Exhibit 99.1

Investor Presentation January 2018 Theravance Biopharma, Inc. (NASDAQ: TBPH)

Cautionary Statement Regarding Forward-Looking Statements Under the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, the company cautions investors that any forward-looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements or projections. Examples of forward-looking statements in this presentation include statements relating to the company’s business plans and objectives, including financial and operating results, potential partnering transactions and sales targets, the company’s regulatory strategies and timing and results of clinical studies, the potential benefits and mechanisms of action of the company’s product and product candidates (including their potential as components of combination therapies). The company’s forward-looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to delays or difficulties in commencing or completing clinical studies, the potential that results from clinical or non-clinical studies indicate product candidates are unsafe or ineffective (including when our product candidates are studied in combination with other compounds), delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with third parties to discover, develop and commercialize products, risks associated with establishing and maintaining sales, marketing and distribution capabilities. Other risks affecting the company are described under the heading “Risk Factors” and elsewhere in the company’s Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 8, 2017, and other periodic reports filed with the SEC.

Theravance Biopharma Investment Highlights 1 Approximately $390M in cash, cash equivalents, and marketable securities as of 12/31/17 (preliminary, unaudited financials). Productive Research Engine Validated in Multiple Disease Areas Pipeline Internally-Discovered High Value Assets Robust Business Model Unlocking Near- and Long-term Value Management Track Record of Success Strong Financial Position Well Capitalized to Fund Key Objectives1

# Advancing Multiple Opportunities for Value Creation

*Milestones Anticipated in 2018*

**Managed by Theravance Biopharma:**

| | |
|---|---|
| **TD-1473**<br>JAK inhibitor in IBD | • Phase 1b results in ulcerative colitis patients, cohorts 2 and 3<br>• Initiation of induction and maintenance study in UC |
| **TD-9855**<br>NSRI in nOH | • Phase 2a results in neurogenic orthostatic hypotension (nOH)<br>• Seeking an expedited development pathway |
| **Revefenacin (TD-4208)**<br>Nebulized LAMA in COPD | • Potential FDA approval (NDA filed November 2017)<br>• Results from Phase 3b study in COPD patients with low PIFR[1] |
| **Velusetrag (TD-5108)**<br>5HT4 agonist in gastroparesis | • Interactions with regulatory agencies in first half of 2018 |
| **VIBATIV® (televancin)**<br>Dual mechanism antibiotic | • Patient registry study data (TOUR™)<br>• Phase 3 study data in bacteremia patients expected in 2018/2019 |

**Managed by GSK and Innoviva[2]:**

| | |
|---|---|
| **Trelegy Ellipta (FF/UMEC/VI)**<br>Single inhaler triple therapy | • Potential inclusion of IMPACT data in label (sNDA filed November 2017)<br>• Completion of Phase 3 study in asthma (CAPTAIN) |

[1] Peak inspiratory flow rate. [2] Economic interests. Regulatory and clinical milestones as reported by GlaxoSmithKline. Trelegy Ellipta previously referred to as the Closed Triple. FF/UMEC/VI= Fluticasone Furoate/Umeclidinium/Vilanterol. Approved for the treatment of appropriate patients with COPD. Submissions, filings, and approvals are subject to preclinical and clinical data and regulatory interactions. Innoviva formerly Theravance, Inc.

4

Theravance Biopharma

Theravance Biopharma
Medicines That Make a Difference®

Economic Interests

GSK's FDA-approved Trelegy Ellipta (FF/UMEC/VI)

FF/UMEC/VI= Fluticasone Furoate/Umeclidinium/Vilanterol

5

Theravance Biopharma

# GSK's Trelegy Ellipta Offers Significant Potential

*Now Approved in US and Europe for Treatment of COPD[1]*

### Economic interest serves as an important strategic asset

- Upward-tiering royalty 5.5% - 8.5% of worldwide net sales[2]
- Passive economic interest with no cost obligations to TBPH



TRELEGY
29

### Program Summary

- First and only FDA-approved once-daily single inhaler triple therapy comprising an ICS, LAMA and LABA[3]
- FF/UMEC/VI, active components of Breo® and Anoro®[4]
- Approved for use in certain COPD patients
- Jointly managed by GSK and Innoviva[5]
- Phase 3 CAPTAIN asthma study underway

**Landmark 10,000-patient IMPACT study in COPD**

- ✓ 15% reduction in annual rate of exacerbations compared with Relvar/Breo Ellipta (FF/VI)
- ✓ 25% reduction compared with Anoro Ellipta (UMEC/VI)
- ✓ Significant improvements in lung function at week 52 compared to same dual therapies
- ✓ Improvements also observed in St. George's Respiratory Questionnaire (SGRQ) change from baseline
- ✓ Data submitted in sNDA to FDA to expand product label

All statements based on publically available information. [1] For the treatment of appropriate patients with COPD. [2] TBPH holds 85% economic interest in upward tiering royalty stream of 6.5% – 10% payable by GSK. [3] ICS = Inhaled corticosteroids, LAMA = long-acting muscarinic antagonist, LABA = long-acting beta2-adrenergic agonist. [4] FF/UMEC/VI= Fluticasone Furoate/Umeclidinium/Vilanterol. [5] Formerly Theravance, Inc.

6

Theravance Biopharma

JAK Inhibitor Program Oral intestinally-restricted pan-Janus kinase (JAK) inhibitors for ulcerative colitis and other inflammatory intestinal diseases

1 Tofacitinib (Xeljanz®) - an oral, systemically available, JAK inhibitor, which has demonstrated efficacy in treating moderate to severe ulcerative colitis patients. Estimated to be 900K cases of ulcerative colitis in 2017 in the US. Source: Ulcerative Colitis Epidemiology, November 2016 Intestinally Restricted JAK Program Represents a Potential Breakthrough Approach to Treating IBD Phase 1b in ulcerative colitis (UC) patients underway Data from Cohort 1 support target product profile of local biological activity, with minimal systemic exposure Advancing into large, multi-dose induction and maintenance study in 2018 Systemic JAK inhibition in UC validated by tofacitinib1 Potential utility in other IBD indications, including Crohn’s disease Differentiated program designed for maximal local anti-inflammatory efficacy and minimal side effects, to optimize the therapeutic index for patients Program objective: Design an oral pan-JAK inhibitor that distributes selectively throughout the intestines to treat inflammatory bowel disease locally, with minimal systemic exposure and corresponding immunosuppressive effects TD-1473: Lead intestinally restricted pan-JAK inhibitor

Vision for TD-1473 in UC: Transform Treatment Paradigm Safe enough for mild-moderate, effective enough for moderate-severe Tofacitinib TD-1473 Filgotinib/Upadacitinib Mesalamine Systemic or topical steroids Immunomodulators Biologics Surgery Ozanimod * Decision Resources, Ulcerative colitis 2015; **Positioning supported by TBPH US market research (N: 20), Oct 2015

Purpose: Provide compelling, directional evidence of 1473 target product profile in patients to inform dose selection and enable progression into a larger induction and maintenance study Primary endpoint: To evaluate safety, tolerability, PK and PD of TD-1473 in moderately-to-severely active UC patients over 28 days TD-1473: Phase 1b Study Progressing in Ulcerative Colitis Patients Phase 1b Study Design Secondary analyses to evaluate biologic effect through biomarker analysis, clinical, endoscopic and histologic assessments TD-1473 20 mg: placebo QD (10:3) TD-1473 80 mg: placebo QD (10:3) TD-1473 270 mg: placebo QD (10:3) First cohort complete, remaining cohorts expected in 1H 2018

# Phase 1b First Cohort Demonstrated Localized Target Engagement and Minimal Systemic Exposure

| Objectives | | Results from First Cohort of Patients at 80 mg |
|---|---|---|
| **Evaluate safety** | ✓ | • No moderate or severe AEs deemed possibly related to study drug<br>• No signal of systemic immunosuppression or changes in lipids |
| **Confirm PK in UC patients** | ✓ | • Plasma levels consistent with healthy volunteer SAD/MAD data, minimal systemic exposure in patients |
| **Confirm drug at site of action** | ✓ | • Relevant drug concentrations in distal colonic tissue |
| **Evidence of target engagement by biomarkers** | ✓ | • Reduction on pSTAT1 in colonic tissue<br>• Reductions in serum CRP and fecal calprotectin |
| **Signals of biologic activity at 4 weeks[1]** | ✓ | • 7 of 10 patients on TD-1473 experienced ≥ 1-point reduction in Mayo rectal bleeding subscore, compared to 1 of 3 patients on placebo<br>• 3 of 10 patients on TD-1473 experienced ≥ 1-point reduction in Mayo endoscopic subscore, compared to zero patients on placebo<br>  • ***Mucosal healing achieved in two patients***<br>• 2 of 10 patients on TD-1473 achieved clinical response by total Mayo Score, compared to zero patients on placebo<br>• 4 of 10 patients receiving TD-1473 achieved clinical response by partial Mayo score, compared to 1 of 3 patients on placebo |

**TD-1473 to advance into multi-dose induction and maintenance study in 2018**

*(All pre-clinical toxicology studies enabling this phase of development now complete)*

[1] Gastroenterology Vol. 148, No. 1, pages 37-51. "Converging Goals of Treatment of Inflammatory Bowel Disease From Clinical Trials and Practice." Levesque, et al. http://www.gastrojournal.org/article/S0016-5085(14)00999-8/pdf Published online August 12, 2014. Total Mayo Clinic Score (MCS) as referenced herein, with endoscopic subscore modified such that mild friability is scored as a 2 rather than a 1 (pages 39-40). Clinical response for partial MCS consistent with clinical response for MCS, except criteria for clinical response by partial MCS include a decrease in partial MCS of at least 2 points versus 3 points in the MCS criteria. Mucosal healing based on modified Mayo endoscopy score. PRO2-e = rectal bleeding, stool frequency and endoscopy components of total MCB (excludes PGA) CRP = C-Reactive Protein; pSTAT1 =

11

Theravance Biopharma

Theravance® Biopharma

Medicines That Make a Difference®

TD-9855

Dual norepinephrine and serotonin reuptake inhibitor (NSRI) for neurogenic orthostatic hypotension (nOH)

12

Theravance® Biopharma

Neurogenic Orthostatic Hypotension (nOH) Represents a Significant Unmet Need nOH is characterized by a sustained drop in blood pressure that occurs upon standing up and is associated with the nervous system, specifically due to the body producing insufficient levels of norepinephrine Associated with several autonomic disorders, including Multiple System Atrophy (MSA), Parkinson’s Disease (PD), and Pure Autonomic Failure (PAF) Orphan indication with <200k patients in US Symptoms include dizziness, fainting, blurred vision and weakness Significant impacts to QoL for both patients and family members Patients limited in routine daily functions and prone to injury from falling In severe cases, patients become bedridden and require caregiver support Healthy nOH

# Current Approved Therapies in Neurogenic Orthostatic Hypotension (nOH) Have Limitations

**Current therapies limited in safety, efficacy, and dosing**

- Only droxidopa (Northera) and midodrine are FDA-approved for nOH
- Both are synthetic exogenous NE analogues that impact disease by increasing vascular tone
- Significant unmet need remains due to limitations of current therapies:
  - Supine hypertension (high blood pressure while lying down)
  - Require dosing three times a day
  - Patients may become refractory over time or discontinue due to AEs[1]
  - Effectiveness of droxidopa beyond two weeks has not been established[2]

**Opportunity exists for effective, well tolerated nOH therapies**

- TD-9855, a dual norepinephrine and serotonin reuptake inhibitor (NSRI), may lead to significant benefits for patients over existing therapy

Successful nOH therapy would target reduction in symptoms and offer meaningful improvements in quality of life for patients

[1] Associated with one or both therapies noted above
[2] Northera prescribing information

14
Theravance Biopharma

# NET Inhibition with TD-9855 Has Potential to Normalize Vascular Sympathetic Tone in nOH

## A path to treating nOH without introducing exogenous NE

- Blockade of NET in nOH patients inhibits endogenous neuronal NE uptake
- Increased levels of NE in the synapse cause vasoconstriction and a corresponding increase in blood pressure
- Increase in blood pressure improves nOH symptoms


Pre-dose
Post-dose
+ TD-9855
NE
NET
Vasodilation
↓ BP
Vasoconstriction
↑ BP

### Rationale for 9855 in nOH

- NE dominance confirmed in humans
- QD dosing, long half-life, and metabolic profile may offer improved patient outcomes
- Favorable safety and tolerability profile established in > 500 subjects[1]

NE = Norepinephrine; NET = Norepinephrine transporter

[1] Includes Phase 1 SAD/MAD, elderly, and PET studies in healthy subjects and Phase 2a studies in fibromyalgia and ADHD patients

15
Theravance Biopharma

TD-9855: Phase 2a Study in nOH In Progress, Results Expected 1H 2018 Intention to seek expedited development path Purpose: Proof of concept study to evaluate the effect of TD-9855 in improving symptoms of orthostatic intolerance Key endpoints: Change from placebo in sitting and standing blood pressure, symptom reduction, and safety/tolerability Part A Part A: Single ascending dose portion Encouraging responses in majority of patients enrolled to date Part B: Single dose (response dose) or placebo Enrolling patients in open label design Up to 24 weeks (20 weeks dosing, 4 week wash out) Primary endpoint at 4 weeks Part C: Multiple dose portion to assess durability of response Part B Part C (Extension)

Velusetrag (TD-5108) Highly selective 5-HT4 agonist for gastroparesis

# Significant Unmet Patient Need in Gastroparesis



## A Disease in Significant Need of Therapeutic Innovation

- Debilitating symptoms
- High prevalence[1]
  - Estimated 6M patients in US
  - Split between diabetic, idiopathic, other
- One approved therapy in 35 years
  - Safety risk limits use

## Velusetrag in Gastroparesis

- Highly selective 5-HT4 receptor agonist with high intrinsic activity
- Partnered ex-US with Alfasigma[2]
- FDA Fast Track designation in gastroparesis
- Long term tox and carc studies complete
- Two studies complete in gastroparesis
  - ✓ Symptom improvements at 5 mg dose
  - ✓ Reduced gastric emptying time
  - ✓ Well-tolerated in > 800 subjects exposed
  - ✓ Evaluated in idiopathic and diabetic patients

[1] Rey et al., Prevalence of Hidden Gastroparesis in the Community: The Gastroparesis "Iceberg." J. Neurogastroenterol. Motil., 2012; 18:34-42.

[2] Velusetrag is being developed by Theravance Biopharma in collaboration with Alfasigma (AS). AS holds an exclusive option to certain ex-U.S. markets. TBPH retains all U.S. rights.

18

Theravance Biopharma

Velusetrag: Phase 2b Study Provides First Clinical Evaluation of Effect on Gastroparesis Symptoms 5 mg demonstrated statistically significant improvements in gastroparesis symptoms compared to placebo 15 and 30 mg doses did not improve symptoms, likely due to side effects at high doses All doses significantly improve gastric emptying at 4 hours Scintigraphy Retention % after 28 Days Dosing LS Mean Change from Baseline GCSI Total Score Weeks Hours *Nominal p value for all doses < 0.001 versus placebo *Nominal p-value < 0.05 on difference from placebo Treatment Period Follow-up Preparing to meet with US and EU regulators in first half of 2018 GCSI = Gastroparesis Core Symptom Index; GRS = Gastroparesis Ratings Scale; PRO = patient reported outcome tool

Late Stage & Commercial Assets, Acute Care Revefenacin (TD-4208): Nebulized Long-Acting Muscarinic Antagonist (LAMA) VIBATIV® (telavancin): Commercial, Once-Daily, Dual Mechanism Antibiotic

Acute Care Commercial Infrastructure Positioned to Support VIBATIV® and Revefenacin Label Expansion Strategy for VIBATIV Growth Complementary Products to Optimize the Acute Care Organization Potential for broadest set of indications of any branded anti-MRSA antibiotic Approval in cSSSI and HABP/VABP1 Expanded label describes use in cSSSI and HABP/VABP with concurrent bacteremia Phase 3 registrational study in bacteremia ~250 patients in ~70 sites in US & ROW Expected to complete in 2018/2019 Potential sNDA submission TOURTM patient registry study fully enrolled Generating “real world” data in 1,000-patient study Largest enrollment seen in cSSSI, osteomyelitis, bacteremia, and pneumonia Results to inform additional potential indications Opportunity to target large, addressable patient populations Overlap in sales calls with pulmonologists and respiratory care physicians for VIBATIV and revefenacin Acute care setting provides an important inflection point in patient identification Revefenacin collaboration with Mylan includes co-promote and profit split in the US Profit split: 65% Mylan, 35% Theravance Combined sales infrastructures to cover hospital, outpatient and home health treatment settings Phase 3b PIFR (peak inspiratory flow rate) study with revefenacin designed to support commercialization; results expected Q1 2018 1 VIBATIV is approved in the US for treatment of the following infections in adult patients caused by designated susceptible bacteria: complicated skin and skin structure infections (cSSSI), hospital-acquired and ventilator-associated bacterial pneumonia (HABP/VABP) caused by susceptible isolates of Staphylococcus aureus when alternative treatments are not suitable.

Compelling Need for Once-Daily Nebulized LAMA Enduring Patient Niche and Significant Market Opportunity Unmet Need for Nebulized LAMA Therapy Once-daily LAMAs are first-line therapy for moderate to severe COPD1 No nebulized LAMAs available today; only available in handheld devices Nebulized therapy associated with reduced hospital readmissions in low PIFR patients2 Enduring Patient Niche >100M patient treatment days in nebulized COPD segment3 9% of COPD patients currently use nebulizers for ongoing maintenance therapy4 41% of COPD patients use nebulizers at least occasionally for bronchodilator therapy4 Pricing in branded LA nebulized segment ~ 2x handheld Spiriva3 Significant Market Opportunity Revefenacin may be complementary to existing nebulized LABA treatments Mylan partnership brings commercial strength in nebulized segment 1 Global Strategy for Diagnosis, Management, and Prevention of COPD. COPD = Chronic Obstructive Pulmonary Disease. 2 Suboptimal Inspiratory Flow Rates Are Associated with COPD and All Cause Readmissions. Loh et al., Annals of ATS 2017. 3 IMS Health information service: NSP for period MAT May, 2015. Excludes nebulized SABAs. IMS expressly reserves all rights, including rights of copying, distribution and republication. 4 TBPH market research (N = 160 physicians); Refers to US COPD patients.

NDA supported by Phase 3 efficacy and safety studies Primary endpoint achieved for both doses in both replicate efficacy studies Robust and sustained improvements in FEV1 Effective as monotherapy and as add-on to LABA or LABA/ICS Generally well tolerated Generally well tolerated in 12-month safety study No new safety issues identified Rates of adverse events low and comparable to standard of treatment * P < 0.0001 versus placebo ** P <0.001 versus placebo * ** * * * ** Revefenacin: NDA Submitted to FDA in November 2017 for Treatment of COPD FEV1 = forced expiratory volume in one second; pooled analysis Monotherapy Concomitant LABA Pooled Population

Opportunities for Value Creation Upcoming Milestones

# Advancing Multiple Opportunities for Value Creation

*Milestones Anticipated in 2018*

**Managed by Theravance Biopharma:**

| Program | Anticipated milestones |
| --- | --- |
| **TD-1473**<br>JAK inhibitor in IBD | • Phase 1b results in ulcerative colitis patients, cohorts 2 and 3<br>• Initiation of induction and maintenance study in UC |
| **TD-9855**<br>NSRI in nOH | • Phase 2a results in neurogenic orthostatic hypotension (nOH)<br>• Seeking an expedited development pathway |
| **Revefenacin (TD-4208)**<br>Nebulized LAMA in COPD | • Potential FDA approval (NDA filed November 2017)<br>• Results from Phase 3b study in COPD patients with low PIFR[1] |
| **Velusetrag (TD-5108)**<br>5HT4 agonist in gastroparesis | • Interactions with regulatory agencies in first half of 2018 |
| **VIBATIV® (televancin)**<br>Dual mechanism antibiotic | • Patient registry study data (TOUR™)<br>• Phase 3 study data in bacteremia patients expected in 2018/2019 |

**Managed by GSK and Innoviva[2]:**

| Program | Anticipated milestones |
| --- | --- |
| **Trelegy Ellipta (FF/UMEC/VI)**<br>Single inhaler triple therapy | • Potential inclusion of IMPACT data in label (sNDA filed November 2017)<br>• Completion of Phase 3 study in asthma (CAPTAIN) |

[1] Peak inspiratory flow rate. [2] Economic interests. Regulatory and clinical milestones as reported by GlaxoSmithKline. Trelegy Ellipta previously referred to as the Closed Triple. FF/UMEC/VI= Fluticasone Furoate/Umeclidinium/Vilanterol. Approved for the treatment of appropriate patients with COPD. Submissions, filings, and approvals are subject to preclinical and clinical data and regulatory interactions. Innoviva formerly Theravance, Inc.

25

Theravance Biopharma

About VIBATIV® (telavancin) VIBATIV was discovered internally in a research program dedicated to finding new antibiotics for serious infections due to Staphylococcus aureus and other Gram-positive bacteria, including MRSA. VIBATIV is a bactericidal, once-daily, injectable lipoglycopeptide antibiotic with in vitro potency and a dual mechanism of action whereby telavancin both inhibits bacterial cell wall synthesis and disrupts bacterial cell membrane function. VIBATIV for injection is approved in the U.S. for the treatment of adult patients for complicated skin & skin structure infections (cSSSI) caused by susceptible isolates of Gram-positive bacteria, including Staphylococcus aureus, both methicillin-susceptible (MSSA) and methicillin-resistant (MRSA) strains. In addition, VIBATIV telavancin is approved in the U.S. for the treatment of adult patients with hospital-acquired and ventilator-associated bacterial pneumonia (HABP/VABP) caused by susceptible isolates of Staphylococcus aureus when alternative treatments are not suitable. In addition, VIBATIV is approved in the U.S. for the treatment of adult patients with complicated skin & skin structure infections (cSSSI) caused by susceptible isolates of Gram-positive bacteria, including S. aureus, both methicillin-susceptible (MSSA) and methicillin-resistant (MRSA) strains. The product labeling also describes the use of VIBATIV in treating patients with concurrent bacteremia (in addition to either skin infection or pneumonia). VIBATIV is indicated in Canada and Russia for complicated skin & skin structure infections and HAP/VAP caused by Gram-positive bacteria, including MRSA. VIBATIV is indicated in the European Union for the treatment of adults with nosocomial pneumonia (NP) including ventilator associated pneumonia (VAP), known or suspected to be caused by methicillin resistant Staphylococcus aureus (MRSA) and should be used only in situations where it is known or suspected that other alternatives are not suitable. VIBATIV® is a registered trademark of the Theravance Biopharma group of companies.

VIBATIV® (telavancin) Important Safety Information (US) Mortality Patients with pre-existing moderate/severe renal impairment (CrCl <50 mL/min) who were treated with VIBATIV® for hospital-acquired bacterial pneumonia/ventilator-associated bacterial pneumonia had increased mortality observed versus vancomycin. Use of VIBATIV in patients with pre-existing moderate/severe renal impairment (CrCl <50 mL/min) should be considered only when the anticipated benefit to the patient outweighs the potential risk. Nephrotoxicity New onset or worsening renal impairment occurred in patients who received VIBATIV. Renal adverse events were more likely to occur in patients with baseline comorbidities known to predispose patients to kidney dysfunction and in patients who received concomitant medications known to affect kidney function. Monitor renal function in all patients receiving VIBATIV prior to initiation of treatment, during treatment, and at the end of therapy. If renal function decreases, the benefit of continuing VIBATIV versus discontinuing and initiating therapy with an alternative agent should be assessed. Fetal Risk Women of childbearing potential should have a serum pregnancy test prior to administration of VIBATIV. Avoid use of VIBATIV during pregnancy unless the potential benefit to the patient outweighs the potential risk to the fetus. Adverse developmental outcomes observed in three animal species at clinically relevant doses raise concerns about potential adverse developmental outcomes in humans. If not already pregnant, women of childbearing potential should use effective contraception during VIBATIV treatment. Contraindication Intravenous unfractionated heparin sodium is contraindicated with VIBATIV administration due to artificially prolonged activated partial thromboplastin time (aPTT) test results for up to 18 hours after VIBATIV administration. VIBATIV is contraindicated in patients with a known hypersensitivity to the drug. Hypersensitivity Reactions Serious and potentially fatal hypersensitivity reactions, including anaphylactic reactions, may occur after first or subsequent doses. VIBATIV should be used with caution in patients with known hypersensitivity to vancomycin. Geriatric Use Telavancin is substantially excreted by the kidney, and the risk of adverse reactions may be greater in patients with impaired renal function. Because elderly patients are more likely to have decreased renal function, care should be taken in dose selection in this age group. Infusion Related Reactions VIBATIV is a lipoglycopeptide antibacterial agent and should be administered over a period of 60 minutes to reduce the risk of infusion-related reactions. Rapid intravenous infusions of the glycopeptide class of antimicrobial agents can cause "Red-man Syndrome" like reactions including: flushing of the upper body, urticaria, pruritus, or rash. QTc Prolongation Caution is warranted when prescribing VIBATIV to patients taking drugs known to prolong the QT interval. In a study involving healthy volunteers, VIBATIV prolonged the QTc interval. Use of VIBATIV should be avoided in patients with congenital long QT syndrome, known prolongation of the QTc interval, uncompensated heart failure, or severe left ventricular hypertrophy. Most Common Adverse Reactions The most common adverse reactions (greater than or equal to 10% of patients treated with VIBATIV) were diarrhea, taste disturbance, nausea, vomiting, and foamy urine. Full Prescribing Information, including Boxed Warning and Medication Guide in the U.S., is available at www.VIBATIV.com. VIBATIV® is a registered trademark of the Theravance Biopharma group of companies.